                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
                                                       ---

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         Correctional Properties Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  [Letterhead of Correctional Properties Trust]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 8, 2001

To the Holders of Common Shares of Beneficial Interest:

                  The Annual Meeting of the Shareholders of Correctional Properties Trust, a Maryland real estate investment trust (the "Trust"), will be held on May 8, 2001, at 2:00 p.m. at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, 33410, for the purpose of considering and acting on the following matters:

         (1) the election of three trustees, each to serve for a three-year term and until their successors are duly elected and qualify;

         (2) the ratification of the appointment of Arthur Andersen LLP to be the independent certified public accountants of the Trust for the fiscal year 2001; and

         (3) the transaction of any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  Only shareholders of record on April 2, 2001 are entitled to notice of and to vote at the Annual Meeting.

                  ALL SHAREHOLDERS ARE URGED EITHER TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR TO VOTE BY PROXY.

                  You are requested to promptly sign and mail the enclosed proxy, which is being solicited on behalf of the Board of Trustees, regardless of whether you expect to be present at this meeting. A postage-paid return envelope is enclosed for that purpose. If you attend the meeting in person, you may, if you wish, revoke your proxy and vote in person.

                                            By order of the Board of Trustees,

                                            Charles R. Jones
                                            President, Chief Executive
                                            Officer and Assistant
                                            Secretary

                          CORRECTIONAL PROPERTIES TRUST
                          3300 PGA BOULEVARD, SUITE 750
                        PALM BEACH GARDENS, FLORIDA 33410
                                 (561) 630-6336

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2001


GENERAL INFORMATION

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Correctional Properties Trust, a Maryland real estate investment trust (the "Trust"), for the Annual Meeting of Shareholders to be held at 2:00 p.m. at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, 33410 on May 8, 2001, or at any adjournments or postponements thereof. If the enclosed Proxy Card is executed properly and returned, the shares represented will be voted in accordance with your instructions. If no instructions are given, the shares represented by the Proxy Card will be voted as follows:

         (1) For the election of George C. Zoley, Charles R. Jones and James D. Motta as trustees of the Trust, each for a three-year term and until their successors are duly elected and qualify;

         (2) For the proposal to ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of the Trust for fiscal year 2001; and

         (3) In the discretion of the Proxies on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  This Proxy Statement and accompanying form of proxy are being mailed on or about April 13, 2001.

                  Only shareholders of record at the close business on April 2, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 7,130,000 common shares of beneficial interest, par value $.001 per share, of the Trust (the "Common Shares") outstanding, each entitled to one vote at the Annual Meeting.

                  The presence, in person or by proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Maryland Law, abstentions will count towards the presence of a quorum but are not counted as votes cast and will have no effect on the votes for the election of trustees or the proposal to ratify the appointment of Arthur Andersen LLP.

                  Any person giving a proxy has the power to revoke it at any time before it is exercised by written notice to the Trust, by executing a proxy having a later date or by attending the Annual Meeting and voting in person. Attendance at the meeting without voting will not revoke a previously delivered proxy.

                  The cost of preparing, assembling and mailing this Proxy Statement will be borne by the Trust. It is contemplated that the solicitation of proxies will be entirely by mail.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                  The Board of Trustees is comprised of nine members consisting of three classes of three trustees. Each year, one class of three trustees is elected to serve a three-year term. Unless instructed otherwise, the persons named on the accompanying Proxy Card will vote for the election of the three nominees of the Board of Trustees, George C. Zoley, Charles R. Jones and James
D. Motta, to serve for the ensuing three-year period and until their successors are duly elected and qualify. All three of the nominees are presently Class III Trustees who were elected in 1998.

                  If any nominee for trustee shall become unavailable, which management has no reason to believe will be the case, the shares represented by the enclosed Proxy Card will be voted for any such replacement or substitute nominee as may be nominated by the Board of Trustees. The following table sets forth the nominees and other members of the Board of Trustees. With respect to each trustee, the table sets forth the age, position presently held with the Trust, the year in which the trustee's current term will expire and the year the trustee first became a trustee of the Trust.

                                                                                                    INITIAL
                                                                             YEAR TERM              ELECTION
    NAME                        AGE      POSITION WITH THE TRUST            WILL EXPIRE           TO THE BOARD
--------------------------------------------------------------------------------------------------------------
George C. Zoley                 51       Chairman of the Board                  2001                  1998
Charles R. Jones                52       President, Chief                       2001                  1998
                                         Executive Officer,
                                         Assistant
                                         Secretary and
                                         Trustee
James D. Motta                  45       Trustee                                2001                  1998
Richard R. Wackenhut            53       Vice-Chairman of the
                                         the Board                              2002                  1998
William M. Murphy               50       Trustee                                2002                  1998
Robert R. Veach, Jr.            50       Trustee                                2002                  1998
George R. Wackenhut             81       Trustee                                2003                  1998
Anthony P. Travisono            75       Trustee                                2003                  1998
Clarence E. Anthony             41       Trustee                                2003                  1998

TRUSTEES UP FOR ELECTION

                  Dr. George C. Zoley has been the Chairman of the Board of Trustees since February 1998. Dr. Zoley has served as Vice Chairman of the Board of Directors of Wackenhut Corrections Corporation ("Wackenhut Corrections") since January 1997, as President and a Director of Wackenhut Corrections since it was incorporated in 1988 and as Chief Executive Officer of Wackenhut Corrections since April 1994. Dr. Zoley established the correctional division for The Wackenhut Corporation in 1984 and was, and continues to be, a major factor in Wackenhut Correction's development of its privatized correctional and detention facility business. Dr. Zoley is also a director of each of the entities through which Wackenhut Corrections conducts its international operations. From 1981 through 1988, as manager, director, and then Vice President of Government Services of Wackenhut Services Incorporated, Dr. Zoley was responsible for the development of opportunities in the privatization of government services by Wackenhut Services Incorporated. Prior to joining Wackenhut Services Incorporated, Dr. Zoley held various administrative and management positions for city and county governments in South Florida. He received his Bachelor of Arts and Masters of Public Administration Degrees from Florida Atlantic University and a Doctorate in Public Administration from Nova University.

                  Mr. Charles R. Jones has served as President and Chief Executive Officer and as a trustee of the Trust since February 1998. Mr. Jones previously served as Senior Vice President, Business Development of Wackenhut Corrections where he was responsible for all phases of business development and marketing, including legislative initiatives, proposal development, facility finance and acquisition strategies, and contract negotiations. Previously, Mr. Jones was a senior investment banker specializing in structured finance with Rauscher, Pierce, Refsnes, Inc., in Dallas, Texas. Mr. Jones, a certified public accountant, practiced with Peat, Marwick, Mitchell & Co., in Denver, Colorado specializing in the taxation of commercial real estate and financial institutions. Mr. Jones received a B.B.A. in Accounting from the University of Colorado.

                  Mr. James D. Motta is President and Chief Executive Officer of St. Joe/ARVIDA Company, Inc. ("Arvida") a master plan community development company with a 42-year history of creating master-planned communities nationwide. An Arvida executive with more than 20 years experience, Mr. Motta is responsible for the operations of Arvida's activities in Florida, Georgia and North Carolina. His other positions with Arvida have included President of Arvida's South Florida Division, and most recently Executive Vice President and Chief Operating Officer for Arvida. Mr. Motta is a graduate of the University of Florida.

CONTINUING TRUSTEES

                  Mr. Richard R. Wackenhut is currently Vice-Chairman of The Trust. Mr. Wackenhut has served as President and Chief Executive Officer of The Wackenhut Corporation ("TWC") since February 17, 2000, and was President and Chief Operating Officer of TWC from 1986 to 2000. He was formerly Senior Vice President of Operations of TWC from 1983-1986. He was Manager of Physical Security of TWC from 1973-74. He also served as Manager of Development at TWC Headquarters from 1974-76; Area Manager of TWC, Columbia, SC from 1976-77; District Manager, Columbia, SC from 1977-79; Director, Physical Security Division at TWC Headquarters 1979-80; Vice President of Operations of TWC from 1981-82, and Senior Vice President, Domestic Operations from 1982-83. Mr. Wackenhut is a member of the Board of Directors of TWC, a Director of Wackenhut del Ecuador, S.A.; Wackenhut UK, Limited; Wackenhut Dominicana, S.A.; Chairman of the Board of Directors of Wackenhut Resources, Inc.; Director of Wackenhut Corrections; and a Director of several domestic subsidiaries of TWC. He is Vice Chairman of Associated Industries of Florida. He is also a member of the American Society for Industrial Security, a member of the International Security Management Association, and a member of the International Association of Chiefs of Police. He received his BA Degree from The Citadel in 1969, and completed the Advanced Management Program of Harvard University School of Business Administration in 1987. Mr. Wackenhut is the son of George R. Wackenhut, who also serves as a Trustee of the Trust.

                  Mr. William M. Murphy has been a self-employed real estate developer and investor in Ft. Lauderdale, Florida since 1984. He also presently serves as President of Douglas Management & Realty. From 1975-84, he was a Vice President with Chase Manhattan Bank specializing in real estate workouts and construction lending. Prior to 1975, he was employed by Travers Associates performing real estate feasibility studies. He earned a Masters Degree in Urban Planning from New York University and a Bachelor's Degree in Civil Engineering from the National University of Ireland.

                  Mr. Robert R. Veach, Jr., is an attorney in private practice in Dallas, Texas specializing in corporate law and structured finance. Mr. Veach received a J.D. from Southern Methodist University and a B.S. in Accounting from Arizona State University. From 1987 to 1997, Mr. Veach was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell, a professional corporation, and represented clients in financial transactions including mortgage and asset securitization, mortgage loan purchase and servicing, structured lease transactions and collateralized debt offerings. From 1983 to 1987, Mr. Veach was an officer of Rauscher Pierce Refsnes, Inc., responsible for its asset and mortgage-backed securities investment banking activities. He has participated in over $15 billion in secured debt and real estate transactions. Previously, Mr. Veach was an officer of a national real estate finance firm where he was involved with administration of tax exempt mortgage revenue bond housing programs, origination of residential and commercial mortgage-backed pass-through securities and participation in the pension and institutional real estate advisory group. From 1975 to 1980, Mr. Veach was a law clerk to a United States District Court and Court of Appeals Judge and an attorney with Locke Purnell.

                  Mr. George R. Wackenhut is Chairman and founder of The Wackenhut Corporation, the parent company of Wackenhut Corrections. Mr. Wackenhut is also the Chairman of Wackenhut Corrections Corporation. Mr. Wackenhut was President of The Wackenhut Corporation from the time of its founding in 1955 until 1986. Prior to that, Mr. Wackenhut had been a Special Agent of the Federal Bureau of Investigation from 1950 to 1954. He received a Bachelor of Science Degree from the University of Hawaii and a Master of Education Degree from Johns Hopkins University. Mr. Wackenhut is on the Dean's Advisory Board of the University of Miami School of Business, the National Council of Trustees, Freedom Foundation at Valley Forge, the President's Advisory Council for the Small Business Administration, Region IV, and is a member of the National Board of the National Soccer Hall of Fame. Mr. Wackenhut is a past member of the Law Enforcement Council, National Council on Crime and Delinquency, and the Board of Visitors of the United States Army Military Police School. His son, Richard R. Wackenhut, is a Trustee of the Company.

                  Mr. Anthony P. Travisono is on the graduate extension faculty at Salve Regina University in Rhode Island. He serves as an international consultant on correctional issues. From 1974 to 1991, Mr. Travisono was Executive Director of the American Correctional Association. His career in the correctional field extends over 50 years, during which Mr. Travisono has been Director, Rhode Island Department of Corrections; Director, Rhode Island Department of Social Welfare; Superintendent, Iowa Training School for Boys; and Superintendent, Rhode Island Training School for Boys. He serves on the Advisory Committee for Women at the Rhode Island Department of Corrections and on the Advisory Committee for the Rhode Island Salvation Army Rehabilitation Center, and he is past President of New Time, a halfway house for male felons. Mr. Travisono is a 1950 Graduate of Brown University and received a Master's Degree in Social Work from Boston University in 1953. Mr. Travisono served as a Director of Wackenhut Corrections from April 1994 to February 1998.

                  Mr. Clarence E. Anthony has been the President and Chief Executive Officer of Emerge Consulting Corporation, a government contracts consulting and marketing firm located in South Bay, Florida, since October 1997. Prior thereto, Mr. Anthony was the Director, Client Management Services of CH2M Hill, a government consulting firm located in West Palm Beach, Florida from 1995-1997, where his duties included developing and implementing tactical action plans for client procurements. From 1992 to 1995, Mr. Anthony served as Vice President of William R. Hough & Company, an investment banking firm in Palm Beach Gardens, Florida where he was responsible for developing financial strategies for municipal capital projects. Mr. Anthony is a former President of the Florida League of Cities and past President of the National League of Cities. He has been the Mayor of South Bay, Florida since 1984 and serves on the Board of Directors of the National Conference of Black Mayors.

VOTE REQUIRED AND BOARD RECOMMENDATION

                  Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the holders of the Common Shares present at the Annual Meeting in person or by proxy is necessary for the election of a trustee. There are no cumulative voting rights with respect to the election of trustees.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR TRUSTEE. PROXY CARDS PROPERLY EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

BOARD AND COMMITTEE MEETINGS

                  Five meetings of the Board of Trustees were held during the past fiscal year. All trustees attended at least 75% of such meetings and at least 75% of the meetings of each of the Committees on which they served during the period that they served as trustees.

AUDIT COMMITTEE

                  The Trust has an Audit and Finance Committee (the "Audit Committee") whose members during fiscal 2000 were Robert R. Veach, Jr. (Chairman), James D. Motta and William M. Murphy.

                  The Audit Committee operates under a written charter adopted by the Board of Trustees and which is included as Appendix 1 to this Proxy Statement. All of the members of the Audit Committee are independent, non-employee trustees. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants and reviews the adequacy of the Company's internal accounting controls.

                       AUDIT AND FINANCE COMMITTEE REPORT

                  The Audit Committee of the Board of Trustees of Correctional Properties Trust (the "Trust") is composed of three "independent" trustees (as defined by the rules of the New York Stock Exchange) and operates under a written charter adopted by the Board of Trustees. The Audit Committee held five meetings during the last fiscal year. The Audit Committee meets separately with the Chief Financial Officer and the Company's independent public accountants, Arthur Andersen LLP ("Arthur Andersen"), at selected meetings. The Audit Committee recommends to the Board of Trustees, subject to shareholder ratification, the selection of the Trust's independent accountants.

                  Management has primary responsibility for the Trust's financial statements and the financial reporting process, including the internal controls. Arthur Andersen is responsible for performing an independent audit of the Trust's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

                  In this context, the Audit Committee has met and held discussions with management and Arthur Andersen. Management represented to the Audit Committee that the Trust's consolidated financial statements for the fiscal year ended December 31, 2000 (the "2000 Financial Statements") were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited 2000 Financial Statements with management and Arthur Andersen. The Audit Committee discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                  Arthur Andersen provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Arthur Andersen its independence from the Company.

                  Based on the Audit Committee's review and discussions of the matters referred to above, the Audit Committee recommended to the Board of Trustees that the audited 2000 Financial Statements be included in the Trust's Annual Report on Form 10-K, for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission. The Audit Committee and the Board of Trustees have also recommended, subject to shareholder ratification, the selection of Arthur Andersen as the Trust's independent auditors.


                                       Robert R. Veach, Jr., Chairman
                                       James D. Motta
                                       William M. Murphy


NOMINATING AND COMPENSATION COMMITTEE

                  The Trust has a Nominating and Compensation Committee (the "Compensation Committee") whose members during fiscal 2000 were Clarence E. Anthony (Chairman), Anthony P. Travisono and James D. Motta.

                  The Nominating and Compensation Committee met two times during 2000.

                  In January of 2000, the Compensation Committee formally evaluated the performance of the Chief Executive Officer and Chief Financial Officer. The Compensation Committee is composed of three independent, non-employee Trustees who are not eligible to participate in any of the executive compensation programs. Among its other duties, the Compensation Committee is responsible for recommending to the full Board of Trustees the annual remuneration for all executive officers, including the Chief Executive Officer, and oversees the Trust's compensation plans for key employees.

                  The Compensation Committee will consider suggested recommendations from shareholders for nominees for trustee. Shareholders desiring to make such a recommendation, should advise the Secretary of the Trust in writing, include sufficient biographical information and be submitted within the time constraints described in "Advance Notice for Shareholder Nominations and Proposals for New Business."

                 NOMINATING AND COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

                  The Nominating and Compensation Committee (the "Compensation Committee") of the Board of Trustees of Correctional Properties Trust (the "Trust") seeks to provide, through its administration of the Trust's compensation program, salaries and benefits that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary and annual incentive bonuses.

                  Base salary is the fixed amount of total annual compensation paid to executives on a regular basis during the course of the fiscal year. Management of the Trust determines a salary for each senior executive position that it believes is appropriate to attract and retain talented and experienced executives. The starting point for this analysis is each officer's base salary for the immediately preceding fiscal year. From time to time, management obtains reports from independent organizations concerning compensation levels for reasonably comparable companies. This information is used as a market check on the reasonableness of the salaries proposed by management. Management then recommends executive salaries to the Compensation Committee.

                  The Compensation Committee reviews and adjusts the salaries suggested by management as it deems appropriate. In establishing the base salary for each officer, including that of the Chief Executive Officer, the Compensation Committee evaluates numerous factors, including the Trust's operating results, net income trends and market performance, as well as comparisons with financial and stock performance of other companies, including those that are in competition with the Trust. In addition, data developed as a part of the strategic planning process, but which may not directly relate to corporate profitability, are utilized as appropriate.

                  The Summary Compensation Table set forth in the Trust's Proxy Statement for its Annual Meeting of Shareholders held in 2001 shows the salary paid to the Chief Executive Officer in 2000. The Compensation Committee considered a number of factors in determining the compensation to be paid to the Trust's Chief Executive Officer, including levels generally paid to executives in the Trust's industry, the capabilities of the Chief Executive Officer and his projected contribution to the Trust's performance on a short and long-term basis.

                  The Trust also maintains a Share Incentive Plan for executive officers, including the Chief Executive Officer. Participants receive stock incentive grants based upon their overall contribution to the Trust. Such grants are at market value at the time of grant and have variable vesting periods in order to encourage retention.

                                            Clarence E. Anthony, Chairman
                                            Anthony P. Travisono
                                            James D. Motta

EXECUTIVE COMPENSATION

                  The following table shows remuneration paid or accrued by the Trust during the fiscal year ended December 31, 2000 to the Trust's Chief Executive Officer, and to the other executive officer of the Trust whose total compensation during the last fiscal year exceeded $100,000.

SUMMARY COMPENSATION TABLE


                                                                                        LONG-TERM COMPENSATION
                                                                             ---------------------------------------------
                                                                                                AWARDS
                                                                                OTHER         SECURITIES
                                                                                ANNUAL        UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL                         SALARY                     COMPENSATION      OPTIONS/      COMPENSATION
            POSITION                   YEAR         ($)        BONUS ($)         ($)           SARS (#)           ($)
--------------------------------------------------------------------------------------------------------------------------
Charles R. Jones                       2000      $225,000      $67,500                          50,000
President and Chief                    1999      $200,000      $60,000           ---            30,000            ---
Executive Officer                      1998*     $150,000      $45,000           ___            75,000            ___

Patrick T. Hogan                       2000      $150,000      $37,500                          40,000
Chief Financial                        1999      $100,000      $25,000           ---            15,000            ---
Officer, Secretary and                 1998*     $ 80,000      $20,000           ___            10,000            ___
Treasurer
NOTES

* Annualized because Trust commenced operations on April 28, 1998.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                  The following table sets forth the options/SARs granted in the last fiscal year.

                                                        Individual Grants
                               --------------------------------------------------------------------
                                  Number of           % of Total
                                 Securities          Options/SARs       Exercise
                                 Underlying           Granted to         or Base                         Grant Date
                                Options/SARs         Employees in         Price         Expiration         Present
Name                               Granted           Fiscal Year        ($/Share)          Date             Value
-------------------------------------------------------------------------------------------------------------------
Charles R. Jones                 50,000(1)               47%              11.19       April 27, 2010       $2,000
Patrick T. Hogan                 40,000(1)               38%              11.19       April 27, 2010       $1,600

         1. These options vested immediately as to one-fourth of the total and vest as to the remaining shares ratably on the first, second, and third anniversary.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                  The following table sets forth the aggregate options/SARs exercised in the last fiscal year and their respective values.


                                                              Number of Securities
                                Shares                       Underlying Unexercised              Value of Unexercised
                               Acquired                        Options at Fiscal                In-the-Money Options at
                                  On         Value                  Year-End                        Fiscal Year-End
                               Exercise     Realized   -------------------------------------------------------------------
Name                              (#)         ($)        Exercisable      Unexercisable     Exercisable      Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Charles R. Jones                                           83,750            71,250              --                --
Patrick T. Hogan                                           25,000            40,000              --                --


TRUSTEES' COMPENSATION

                  During fiscal year 2000, Trustees who are not executive officers of the Trust were paid $2,500 quarterly and $1,000 for each Trustees' meeting attended. In addition, Trustees who are not executive officers of the Trust receive $500 for each committee meeting attended as a committee member and $750 for each committee meeting attended as committee Chairman on days that the full Board does not also convene. The Trust grants to each Trustee an option to purchase from the Trust 5,000 shares upon appointment to the Board of Trustees and options to purchase up to 2,000 shares of the Trust annually. The Trust paid no other compensation to Trustees or their affiliates during 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  In 2000, the following members of the Board participated in deliberations concerning executive officer compensation: Clarence E. Anthony, Anthony P. Travisono and James D. Motta. None of the members of the Board served as an executive officer or a member of the compensation committee (or equivalent committee) of another entity whose executive officers or directors served on the Board of Trustees of the Trust. None of the executive officers who are members of the Board participated in discussions with respect to issues relating to their own compensation.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

                  The following table shows the number of Common Shares that were beneficially owned as of April 2, 2001, by each named executive officer, by Trustees and Trustee nominees and executive officers as a group, and by each person or group who was known by the Trust to beneficially own more than 5% of the Trust's outstanding Common Shares.

                                                                                             COMMON STOCK
                                                                                 ------------------------------------
                                                                                     AMOUNT & NATURE        PERCENT
                                                                                      OF BENEFICIAL            OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                             OWNERSHIP (A)(B)        CLASS
---------------------------------------------------------------------------------------------------------------------
Dr. George C. Zoley                                                                     106,000(2)            1.5%
Charles R. Jones                                                                        144,453(3)            2.0%
George R. Wackenhut                                                                     111,000(2)            1.5%
Richard R. Wackenhut                                                                    113,074(2)            1.6%
Anthony P. Travisono                                                                     16,000(4)              *
Clarence E. Anthony                                                                      11,509(4)              *
James D. Motta                                                                           11,900(4)              *
William M. Murphy                                                                        16,000(4)              *
Robert R. Veach, Jr.                                                                     12,000(4)              *

ALL EXECUTIVE OFFICERS AND TRUSTEES AS A GROUP                                          572,686               7.5%
(10 PERSONS)
FMR Corporation (Fidelity Management & Research Corp.)                                  675,800               9.5%
82 Devonshire Street
Boston, MA 02109
Munder Capital Management, Inc.                                                         359,875               5.2%
480 Pierce Street, Suite 300
Birmingham, MI 48009

*        Beneficially owns less than 1%
(1) Unless provided otherwise, the business address of each beneficial owner is 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410.
(2)      Includes options to purchase 86,000 Common Shares which have vested.
(3) Includes options to purchase 130,000 Common Shares, which have vested. Does not include options to purchase 55,000 Common Shares which have not vested.
(4)      Includes options to purchase 11,000 Common Shares which have vested.
(A) Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the Securities and Exchange Commission.
(B) Total shares include options that are immediately exercisable and options exercisable within 60 days.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
Correctional Properties Trust, NAREIT-All, S & P 500 and Russell 2000 Indexes


                                PERFORMANCE GRAPH

                  The following performance graph compares the Trust's share price performance to the Russell 2000 Stock Price Index, the S&P 500 and the published National Association of Real Estate Investment Trusts ("NAREIT") All Equity Index (excluding Health Care REITs). The graph assumes that $100 was invested on April 23, 1998 in each of the Trust's common shares, the Russell 2000, the S & P 500 and the NAREIT All Equity Index, and that all dividends were reinvested. THERE CAN BE NO ASSURANCE THAT PERFORMANCE OF THE TRUST'S SHARES WILL CONTINUE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW.


                                    [GRAPH]


                                   April 23, 1998      December 31, 1998      December 31, 1999      December 31, 2000
                                   --------------      -----------------      -----------------      -----------------
Correctional Properties Trust         $100.00              $  93.55               $  69.95               $  63.14
S & P 500                             $100.00              $ 112.84               $ 136.59               $ 124.15
Russell 2000                          $100.00              $  88.62               $ 107.55               $ 104.42
NAREIT-ALL                            $100.00              $  84.34               $  78.87               $  99.30

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  In connection with the organization of the Trust and the consummation of the Trust's initial public offering on April 28, 1998 (the "Offering"), the Trust entered into a series of contractual arrangements with Wackenhut Corrections. Dr. George C. Zoley, the Chairman of the Trust, and George R. Wackenhut and Richard R. Wackenhut, trustees, are members of the Board of Directors of Wackenhut Corrections. Dr. Zoley is Vice Chairman and the Chief Executive Officer of Wackenhut Corrections. In addition, Charles R. Jones, the President and Chief Executive Officer of the Trust was previously employed by Wackenhut Corrections. Mr. Jones resigned his position with Wackenhut Corrections upon completion of the Offering in April of 1998.

INITIAL FACILITIES

                  The Trust and Wackenhut Corrections entered into a Purchase Agreement dated April 28, 1998 (the "Purchase Agreement"), pursuant to which the Trust acquired, directly or as assignee of Wackenhut Corrections' contract rights, eight correctional and detention facilities operated by Wackenhut Corrections (the "Initial Facilities") for an aggregate cash purchase price of approximately $113.0 million.

RIGHT TO PURCHASE

                  The Trust and Wackenhut Corrections entered into a Right to Purchase Agreement dated April 28, 1998, pursuant to which the Trust has the right, during the 15 years following the consummation of the Offering (so long as there are any leases in force between the Trust and Wackenhut Corrections), to acquire and lease back to Wackenhut Corrections any correction or detention facility or facilities which Wackenhut Corrections acquires or has the right to acquire (the "Future Facilities"), subject to certain limited exceptions where Wackenhut Corrections is restricted from transferring ownership of a facility. Under the terms of the Right to Purchase Agreement, the Trust may purchase a particular Future Facility at any time during the earlier of (i) four years from the receipt of a certificate of occupancy for a Future Facility developed by Wackenhut Corrections or from the date of acquisition of a Future Facility acquired by Wackenhut Corrections, or (ii) six months after the Future Facility attains an occupancy level of 75% of the number of beds authorized under the certificate of occupancy for the Future Facility. The purchase price is to equal 105% (or such lower percentage as may be agreed to by

Wackenhut Corrections) of the Total Facility Cost of such Future Facility. In the case of any Future Facilities acquired during the first five years of the Right to Purchase Agreement, the initial annual rental rate for such Future Facilities is to be the greater of (i) the fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections, and in the absence of such agreement, as determined by binding arbitration, or (ii) 9.5% of the purchase price of such Future Facility. For facilities acquired thereafter, the initial annual rental rate is to be the fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections, or in the absence of such agreement, as determined by binding arbitration.

                  Pursuant to the Trust's Bylaws, the Independent Committee, which consists of five independent Trustees from the Board of Trustees of the Trust, is required to approve the entering into or the consummation of any agreement or transaction with Wackenhut Corrections or its affiliates including, but not limited to enforcement and negotiation of the terms of any lease of any of the Trust's facilities.

LEASES

                  Concurrent with the Trust's acquisition of properties under these agreements with Wackenhut Corrections, the Trust leased such facilities to Wackenhut Corrections pursuant to leases with initial terms of ten years. Subject to certain limited exceptions, the term of each of the leases may be extended by Wackenhut Corrections for three additional five-year terms at a fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections or, in the absence of such an agreement, as determined by binding arbitration. In addition, the term of any of the leases may be automatically extended upon expiration thereof on the same terms as provided in the leases (including the then applicable base rent and base rent escalation) if Wackenhut Corrections is obligated under an unexpired sublease with respect to such facility. Under the terms of the leases, Wackenhut Corrections has a right of first refusal on the proposed sale by the Trust of any of the facilities purchased by the Trust from Wackenhut Corrections. The Trust received approximately $22.7 million from Wackenhut Corrections in rental payments during 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Trust during and with respect to fiscal year 2000, the Trust believes that all filings of SEC Forms 3, 4 and 5 filings have been made when due.

                                   PROPOSAL 2

             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  Although not required by the Bylaws, the Board of Trustees, in the interest of accepted corporate practice, asks shareholders to ratify the appointment of the firm of Arthur Andersen LLP to be the independent certified public accountant of the Trust for the fiscal year 2001. If the shareholders do not ratify this appointment, the Trust's Board of Trustees will reconsider its action. Arthur Andersen LLP has been the independent certified public accountant for the Trust for the previous three years and has advised the Trust that no partner or employee of Arthur Andersen LLP has any direct financial interest or any material indirect interest in the Trust other than receiving payment for its services as independent certified public accountants.

                  A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised orally at the meeting.

Audit Fees

                  Arthur Andersen LLP billed the Trust an aggregate of $60,500 for professional services for the audit of the Trust's financial statements for fiscal year 2000 and for the reviews of the financial statements included in the Trust's Forms 10-Q for fiscal year 2000.

All Other Fees

                  Arthur Andersen LLP did not provide the Trust with any financial information systems design and implementation services during fiscal year 2000. Arthur Andersen LLP billed the Trust an aggregate of $27,500 during fiscal year 2000 for services in addition to those described above. The Audit Committee believes that the provision of these services to the Trust by Arthur Andersen LLP is compatible with maintenance of Arthur Andersen LLP's independence.

VOTE REQUIRED AND BOARD RECOMMENDATION

                  Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of the firm of Arthur Andersen LLP to be independent certified public accountant of the Trust for the fiscal year 2001.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2. PROXY CARDS PROPERLY EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                   ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS
                         AND PROPOSALS FOR NEW BUSINESS

                  In order for shareholder nominations for trustees and other proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Trust's Proxy Statement for the 2002 Annual Meeting, the proposals must be received at the principal executive office of the Company, 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410,
Attention: Secretary, on or before December 15, 2001.

                  In addition, the Trust's bylaws currently provide that in order for a shareholder to nominate a candidate for election as a trustee or propose business at the 2002 Annual Meeting that is or is not the subject of a proposal timely submitted for the inclusion in the Trust's Proxy Statement, written notice of such business, as prescribed in the Bylaws, must be received by the Trust's Secretary between February 8, 2002 and March 9, 2002. For additional requirements, a shareholder may refer to the Bylaws, a copy of which may be obtained from the Trust's Secretary without charge and upon request. If the Company does not receive timely notice pursuant to the Bylaws, the proposal maybe excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

OTHER MATTERS

                  The Board of Trustees knows of no other matters to come before the Annual Meeting other than as set forth in the Notice of Annual Meeting and described in this Proxy Statement and other than matters incidental to the conduct of the meeting. However, if any other matter properly comes before the meeting or any adjournment or postponement thereof, the person or persons named as proxies intend to vote on such matters in accordance with their discretion on such matters.

                                          BY ORDER OF THE BOARD OF TRUSTEES.

                                          Charles R. Jones
                                          President, Chief Executive
                                          Officer and Assistant
                                          Secretary


April 9, 2001



-------------------------------------------------------------------------------

A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE WITHOUT CHARGE TO INTERESTED SHAREHOLDERS UPON WRITTEN REQUEST TO THE TRUST.

                                   APPENDIX 1

                          CORRECTIONAL PROPERTIES TRUST

                       AUDIT AND FINANCE COMMITTEE CHARTER

                             ADOPTED APRIL 25, 2000

PREFACE

         Correctional Properties Trust (the "Company") has previously established an Audit and Finance Committee (the "Audit Committee") comprised of three independent members of its Board of Trustees. In accordance with the Rules of the New York Stock Exchange, the Audit Committee has prepared and presented this Audit and Finance Committee Charter (the "Charter") to the Board of Trustees of the Company (the "Board") for approval by the Board. In connection with the preparation of this Charter, the members of the Audit Committee reviewed and discussed with management, outside auditors and legal counsel for the Company the role of the Audit Committee, the purposes to be served by this Charter and the issues addressed in the Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees (the "Blue Ribbon Report"). The Audit Committee recognized in its deliberations and in the drafting of this Charter that the Company has one financial officer, no internal audit personnel and a business process associated with the acquisition and holding of real properties which are leased on a triple-net basis to tenants wholly responsible for the operation, maintenance and use of the properties.

         In recognition of the limited scope of the Company's business operations, the Audit Committee has determined it can best achieve the purposes of the New York Stock Exchange Audit Committee Rules and effectively implement the insights summarized in the Blue Ribbon Report by organizing this Charter based upon the five "Guiding Principles for Audit Committee Best Practices" enumerated by the Blue Ribbon Committee in the Blue Ribbon Report as "common sense fundamentals" applicable to every corporation regardless of size or scope of operations. In lieu of enumerating as a part of this Charter the specific requirements of the New York Stock Exchange and the Securities and Exchange Commission applicable to Audit Committees, this Charter obligates the Audit Committee and the Board to adhere to all laws, rules and regulations applicable to the Company. In keeping with this general obligation, each Audit Committee member is expected to become apprised of all new or amended laws, rules and regulations applicable to the Company and/or the Audit Committee by following the principles enumerated herein of regular and special communications with the Company's management and Chief Financial Officer, the Company's outside auditors and the Company's outside legal counsel.

GUIDING PRINCIPLE NUMBER ONE: THE AUDIT COMMITTEE'S KEY ROLE IN MONITORING THE OTHER COMPONENT PARTS OF THE AUDIT PROCESS.


General Oversight of Financial Reporting

         The Audit Committee shall assure that direct communication between the Audit Committee and its Chairman with the Chief Financial Officer of the Company and with the outside auditors is available and is conducted on a regular basis. The Chief Financial Officer is the only financial and accounting officer of the Company and the Audit Committee shall periodically review, with the Chairman and Chief Executive Officer of the Company and with the outside auditors and outside legal counsel, the quality and effectiveness of the Company's internal controls and the adherence of the Chief Financial Officer and management to the internal controls.

         The Audit Committee shall meet four times each year in conjunction with the regularly scheduled meetings of the Board and shall schedule a special meeting during the fourth quarter of each year to review all relevant year end issues with the Chief Financial Officer and outside auditors and to plan for year end financial reporting, the annual audit and preparation of the annual report of the Company. In addition, the Audit Committee or the Chairman of the Audit Committees shall also meet or communicate with the Chief Financial Officer or the outside auditors as and when necessary regarding any significant matter occurring between regularly scheduled meetings of the Audit Committee.

Review of Audit Committee Responsibilities and Charter

         The Audit Committee shall review with the Chief Financial Officer, outside auditors and outside legal counsel, at least once each year and otherwise as necessary, this Charter and all requirements of the New York Stock Exchange and the Securities and Exchange Commission pertaining to the Audit Committee and this Charter. The review shall include recommendations to the Board of any prospective changes to this Charter or to the scope of the Audit Committee's activities deemed appropriate due to any changes in the Company's Business Plan, operations or personnel.

Company and Audit Committee Reporting

         The management of the Company shall prepare, in consultation with outside auditors and outside legal counsel, and each member of the Audit Committee shall review and approve, prior to the filing thereof, the Audit Committee Report contemplated by the rules adopted by the Securities and Exchange Commission (17 CFR 229.306) and the disclosure relating to the Audit Committee to be included in each proxy statement to be filed by the Company. To preserve the safe harbors afforded by the rules of the Securities and Exchange Commission for the benefit of the Company and the members of the Audit Committee, it shall be the policy of the Company not to treat and to not request the treatment of such reported Audit Committee information as "soliciting material" and to not incorporate any such information by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange act of 1934, as amended. The Audit Committee shall report to the Board all actions taken by the Audit Committee in accordance with this Charter and shall, from time to time, make recommendations to the Board as contemplated by this Charter.

Continuing Review and Oversight of Company Risks and Exposures

         The Audit Committee shall regularly review with the Chief Financial Officer, outside auditors and outside legal counsel, the laws, rules and regulations, including in particular any amendments thereto, pertaining to the Company and to the Audit Committee and any significant risks or exposures to the Company as a result thereof. The Audit Committee shall regularly review with management of the Company all special risks and exposures of the Company which arise from its operations and implementation of its Business Plan. The Audit Committee shall review with management of the Company and with the outside auditors all steps taken by the Company to minimize any such risks or exposures to the Company.

GUIDING PRINCIPLE NUMBER TWO: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE CHIEF FINANCIAL OFFICER.


         The Audit Committee shall receive a report from the Chief Financial Officer on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. In recognition of the absence of internal audit personnel, the Audit Committee shall regularly review with the Chief Financial Officer the internal controls of the Company and shall separately review them with the Chairman and the Chief Executive Officer of the Company.

         The Chairman of the Audit Committee shall ensure that the Chief Financial Officer meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a quarterly basis and on any occasion requested by the Chief Financial Officer or any member of the Audit Committee. The Chief Financial Officer shall be charged with the responsibility to promptly report to the Audit Committee any matters which come to the Chief Financial Officer's attention which could have a meaningful effect on the Company's periodic or annual financial reports.

GUIDING PRINCIPLE NUMBER THREE: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE OUTSIDE AUDITORS.


Relationship with the Outside Auditors

         The Audit Committee shall be responsible for conducting the selection and recommendation to the Board of and upon approval, reviewing the performance and fees of, outside auditors of the Company. The Board shall be responsible for the approval of outside auditors to be nominated for approval by the shareholders. The outside auditors may be removed by the Audit Committee upon approval by the Board. The outside auditors shall be accountable to the Board and to the Audit Committee.

Independence of Outside Auditors

         The Audit Committee shall confirm at least annually and at any time upon a request therefor by the Chief Financial Officer or any member of the Audit Committee, the independence of the outside auditors and shall receive from the outside auditors a written statement delineating all relationships between the outside auditor and the Company, all services performed for the Company by the firm of outside auditors during the period covered by the statement and the fees associated therewith, and a representation to the Company to the effect that the outside auditors are independent accountants with respect to the Company within the meaning of relevant rules and regulations applicable to the Company. The Audit Committee shall review the written statement of the outside auditors with the Chief Financial Officer and shall consider such statement and other information in connection with the delivery by the Audit Committee of a report to the Board as to the independence of the outside auditors.

Communication with the Outside Auditors

         The Audit Committee shall receive a report from the outside auditors on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. The Chairman of the Audit Committee shall ensure that a representative of the outside auditors meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a regular basis and on any occasion requested by the outside auditors or by any member of the Audit Committee. The Audit Committee shall periodically review with the outside auditors the quality and effectiveness of the Company's internal controls and the adherence of the Chief Financial Officer to the internal controls.

         The outside auditors shall be charged with the responsibility to promptly report to the Audit Committee and the Board any matters which come to the attention of the outside auditors which could have a meaningful effect on the Company's periodic or annual financial reports. The Audit Committee shall consult with the Chief Financial Officer and the outside auditors regarding the audit plan and the fees of the outside auditors for the annual audit.

Review of Audit Results by the Audit Committee

         Upon completion of the annual audit by the outside auditors, the Audit Committee shall review with the Chief Financial Officer and the outside auditors any significant findings and recommendations of the outside auditors, the audit results and all matters to be communicated to the Audit Committee under generally accepted auditing standards.

GUIDING PRINCIPLE NUMBER FOUR: CANDID DISCUSSIONS WITH MANAGEMENT AND OUTSIDE AUDITORS REGARDING ISSUES IMPLICATING JUDGMENT AND IMPACTING QUALITY.

         The Audit Committee shall ensure that the Chief Financial Officer provides the Audit Committee with a summary of or information regarding any matters involving any significant changes to the financial statements and disclosure documents prior to the filing thereof, the emergence or elimination of high risk issues, any changes in accounting principles, financial reporting policies or accounting treatment for significant transactions and any significant variance between the Company budget and actual operations.

         The Audit Committee shall discuss with the Chairman, the Chief Executive Officer, the Chief Financial Officer and the outside auditors any significant matter provided to or brought to the attention of the Audit Committee. Management of the Company shall ensure that all significant matters affecting the Company's financial reporting, internal controls and compliance are presented to the Audit Committee by the Chief Financial Officer. The Chairman and Chief Executive Officer of the Company and the Chairman of the Compensation Committee shall communicate to the Chairman of the Audit Committee any significant issues relating to the Chief Financial Officer or to the adherence to internal controls by the personnel of the Company at any time any such issue comes to their attention.

GUIDING PRINCIPLE NUMBER FIVE: DILIGENT AND KNOWLEDGEABLE AUDIT COMMITTEE MEMBERSHIP.

         The Audit Committee shall be comprised of independent members of the Board who meet all of the membership requirements of the New York Stock Exchange Audit Committee Rules. Each member of the Audit Committee shall present to the Company appropriate information that evidences such member's satisfaction of these requirements. The Audit Committee shall request the outside auditors and outside legal counsel to periodically provide to the members of the Audit committee any information or educational materials believed to be helpful in carrying out the duties and responsibilities of a member of the Audit Committee. Management of the Company shall endeavor to inform the Audit Committee of all new matters that pertain to the responsibilities and role of members of the Audit Committee.

-----------------------------------------------------------------------------------------------------------------------------------
                             The Board of Trustees recommends a vote FOR Proposals 1 and 2.                   Please mark
                                                                                                              your votes as
                                                                                                              indicated in    [ X ]
                                                                                                              this example

1. ELECTION OF CLASS III TRUSTEES:                    Nominees: George C. Zoley,  2. To ratify the action of
                                                      Charles R. Jones and           the Board of Trustees    FOR  AGAINST  ABSTAIN
      VOTE FOR all nominees          VOTE WITHHELD    James D. Motta                 in appointing            [ ]    [ ]      [ ]
 listed to the right (except as   as to all nominees.                                ARTHUR ANDERSEN LLP as
    marked to the contrary).                                                         the independent
                                                                                     certified public
           [  ]                         [  ]                                         accountants of
                                                                                     Correctional Properties
                                                                                     Trust.

                                                      INSTRUCTION:  To withhold   3. To vote and otherwise represent the
                                                      authority to vote for any      undersigned upon such other business as may
                                                      individual nominee, strike     properly come before the meeting or any
                                                      a line through the nominee's   adjournment or postponement thereof in the
                                                      name in the list above.        discretion of the proxy holder.









                                                                 Please date and sign exactly as name appears below. Joint owners should each sign. Attorneys-in-fact, Executors, Administrators,
                                                                 Trustees, Guardians, or corporate officers should give full title.

                                                                 Dated: __________________________________________________, 2001


                                                                 ---------------------------------------------------------------
                                                                                          Signature

                                                                 ---------------------------------------------------------------
                                                                                      Signature if held jointly


                      Please sign and return this Proxy in the accompanying addressed envelope.
-----------------------------------------------------------------------------------------------------------------------------------
                                                   * FOLD AND DETACH HERE *

                          CORRECTIONAL PROPERTIES TRUST

                          3300 PGA Boulevard Suite 750
                        Palm Beach Gardens, Florida 33410

           This Proxy is Solicited on Behalf of the Board of Trustees

         The undersigned shareholder of Correctional Properties Trust, a Maryland real estate investment trust (the "Trust"), hereby appoints Charles R. Jones as Proxy, with the full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side hereof, all the Common Shares of Beneficial Interest of Correctional Properties Trust held of record by the undersigned on April 12, 2001, at the Annual Meeting of Shareholders to be held at Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida at 2:00 p.m. (EST) May 8, 2001, and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2. ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE SHARES WILL BE VOTED IN THE DISCRETION OF THE PERSON NAMED AS PROXY.

                  (Continued, and to be signed, on other side.)

-------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *